                                       FORM 8-K

                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                    CURRENT REPORT

                           Pursuant to Section 13 or 15(d)
                            of the Securities Act of 1934


           Date of Report (Date of earliest event reported)  April 17, 1998
                                                             --------------




                          AMERICAN ENTERTAINMENT GROUP, INC.
                ------------------------------------------------------
                (Exact Name of Registrant as Specified in its Charter)





        COLORADO                        0-22174                83-0277375
     ---------------                 ------------          -------------------
     (State or Other                 (Commission              IRS Employer
     Jurisdiction of                 File Number)          Identification No.)
     Incorporation
     or Organization)





                             160 Bedford Road, Suite 306
                           Toronto, Ontario, Canada M5R 2K9
                           --------------------------------
                  (Address of Principal Executive Offices, Zip Code)


                                   (416) 920-1919
                                   --------------
                 (Registrant's telephone number, including area code)


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                                       FORM 8-K
                                    CURRENT REPORT
                           Pursuant to Section 13 or 15(d)
                            of the Securities Act of 1934

Item 1.   CHANGES IN CONTROL OF REGISTRANT.
          Not Applicable
Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.
          Not Applicable
Item 3.   BANKRUPTCY OR RECEIVERSHIP.
          Not Applicable
Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
          Not Applicable
Item 5.   OTHER EVENTS
          The Registrant has terminated its September 30, 1997 agreement to acquire Tel.n.Form Interactive Communications Corporation (Tel.n.Form). The Registrant has no further plans to acquire any interest in Tel.n.Form, and no further discussions with regard to Tel.n.Form are planned.

Item 6.   RESIGNATION OF REGISTRANT'S DIRECTORS.
          Not Applicable

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS. Not Applicable

Item 8.   CHANGE IN FISCAL YEAR.
          Not Applicable

Item 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.
          Not Applicable


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                  AMERICAN ENTERTAINMENT GROUP, INC.





                                  By:       /s/ Joel Wagman
                                     ---------------------------------------
                                                Joel Wagman
                                                Chairman


Dated: April 17, 1998